CONCENTRATIONS	6 Months Ended
Jun. 30, 2016
Risks and Uncertainties [Abstract]
CONCENTRATIONS

NOTE 10 – CONCENTRATIONS

The Company has historically purchases a substantial amount of its products from two vendors; Citizens Watch Company of America, Inc., and Bulova Corporation. During the three months ended June 30, 2016, purchases from Citizens accounted for 44% and purchases from Bulova accounted for 15%, of the total products purchased as compared to 39% and 22%, respectively for the three months ended June 30, 2015. During the six months ended June 30, 2016, purchases from Citizens accounted for 39% and purchases from Bulova accounted for 17% of the total products purchases as compared to 39% and 29%, respectively for the six months ended June 30, 2015.  Although we continue to add additional product vendors and we continue to expand our product line and vendor relationships, due to continued high concentration and reliance on these two vendors, the loss of one of these two vendors could adversely affect the Company's operations.

The Company sells many of its products through various e-commerce distribution portals, which include Amazon and eBay. During the three months ended June 30, 2016, these two distributor portals accounted for 91% and 5%, respectively of our total revenue as compared to 78% and 2% respectively for the three months ended June 30, 2015.  During the six months ended June 30, 2016, these two distributor portals accounted for 91% and 5%, respectively of our total revenue. Although our direct product sales have increased to 4% of total product revenue for the three months ended June 30, 2016 as compared to 1% for the three months ended June 30, 2015, due to the high concentration and reliance on these two e-commerce distributor portals, the loss of a working relationship with either of these two distributor portals could adversely affect the Company's operations.

A substantial amount of payments for our products sold are processed through PayPal. A disruption in PayPal payment processing could have an adverse effect on the Company's operations and cash flow.

The Company obtained approximately 23% of its advertising revenue for the three months ended June 30, 2016 from Google AdSense, a third-party provider, as compared to 57% for the three months ended June 30, 2015.  Paid listings are priced on a price per click basis and when a user submits a search query and then clicks on a Google AdSense paid listing displayed in response to the query, Google bills the advertiser that purchased the paid listing directly and shares a portion of the fee charged to the advertiser with the Company. The Company's remaining 77% of advertising revenue for the three months ended June 30, 2016 was from direct advertising and subscriptions as compared to 43% for the three months ended June 30, 2015.

Credit Risk

The Company minimizes the concentration of credit risk associated with its cash by maintaining its cash with high quality federally insured financial institutions. However, cash balances in excess of the FDIC insured limit of $250,000 are at risk. At June 30, 2016 and December 31, 2015, respectively, the Company had cash balances above the FDIC insured limit of approximately $0 and $0 respectively. At June 30, 2016, our accounts receivable included amounts due from Google AdSense, INFORM and Medium Corporation representing 19%, 19% and 12%, respectively, of total accounts receivable. The Company performs ongoing evaluations of its trade accounts receivable customers and generally does not require collateral.

Concentration of Funding

During the six months ended June 30, 2016, the Company's funding was provided by the sale of shares of the Company's common stock to a related party officer and director.